SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2005

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 8, 2005, the Board of Directors Compensation Committee awarded stock options to eligible members of Sigma-Aldrich (the Company). The option awards were made pursuant to the Company’s 2003 Long-Term Incentive Plan. The options were granted to employees based upon the employees’ duties, their present and potential contributions to the success of the Company and such other factors as deemed relevant. The Board of Directors Compensation Committee approved the following awards for the Named Executive Officers:

Name and Position	Number of Securities Underlying Options
David R. Harvey, Chairman & Chief Executive Officer	50,000

Michael R. Hogan, Chief Administrative Officer, Chief Financial Officer & Secretary	10,000

David W. Julien, President, Specialties	10,000

Jai P. Nagarkatti, President & Chief Operating Officer	17,500

Frank D. Wicks, President, SAFC	10,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2005

SIGMA-ALDRICH CORPORATION

By:	/s/ Kirk Richter
Kirk Richter, Treasurer